FIRST AMENDMENT
TO THE INGERSOLL-RAND COMPANY
SUPPLEMENTAL EMPLOYEE SAVINGS PLAN II
(Effective January 1, 2005, And Amended and Restated through July 1, 2009)

WHEREAS,    Ingersoll-Rand Company (the "Company")    adopted the Ingersoll-Rand Company Employee Supplemental Savings Plan II (the "Plan"), which was originally effective on January 1,2005 and subsequently amended and restated effective as of January 1,2009 and as of July 1,2009; and

WHEREAS,    the Company desires to amend the definition of Compensation for purposes of the Plan;

NOW THEREFORE, the Plan is hereby amended as set forth below:

1.    Effective January 1,2010, Section 2.3 of the Plan is amended to add a new subsection (iv) to read as follows:

(iv) "Compensation"    means Compensation as defined in the Qualified Savings Plan; provided that, Compensation shall not include commissions.

2.    Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effective and are hereby ratified in all respects.

IN WITNESS WHEREOF, the Company has had its duly authorized representative sign this Amendment as of January 1, 2010

INGERSOLL-RAND COMPANY
By:	/s/ Barbara A. Santoro
Name:	Barbara A. Santoro
Title:	Vice President & Secretary